Exhibit 99.1

Description of the due diligence performed.

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on seasoned residential mortgage loans originated by numerous entities and obtained by an affiliate of New Residential Investment Corp. (“Client”) as part of the collapse of existing securitization trusts. The review was conducted on behalf of Client from April 2016 through April 2017 via files imaged and provided by Nationstar Mortgage, LLC for review (the “Review”).

(2) Sample size of the assets reviewed.

INITIAL POPULATION

AMC was initially asked to perform a sample review for Collapse 16 on an original population totaling 3,669 seasoned mortgage loans and for Collapse 17 on an original population totaling 3,866 seasoned mortgage loans for a total initial population of 7,535 seasoned mortgage loans (the “Initial Population”). Depending on the delinquency status of the mortgage loans, AMC’s findings and other factors, the Client decided upon the best execution for the mortgage loan in question (whole loan sale, securitization, hold, etc.). The original potential securitization population for Collapse 16 consisted of 3,139 mortgage loans once 530 non-performing mortgage loans that were included in the Initial Population but were not considered for securitization were removed and 3,488 for Collapse 17 mortgage loans once 378 non-performing mortgage loans that were included in the Initial Population but were not considered for securitization were removed (the “Potential Securitization Population”). Following the removal of certain mortgage loans from the Potential Securitization Population, the final securitization population consisted of 6,576 mortgage loans (the “Final Securitization Population”). In total during the Review, AMC reviewed a total Potential Securitization Population of 2,824 unique mortgage loans for inclusion in the securitization and conducted the following reviews: Compliance Review (2,824 mortgage loans), Pay History Review (581 mortgage loans), Collection Comments Review (306 mortgage loans), Data Integrity Review (692 mortgage loans) and Title Review (1,086 mortgage loans). A portion of the Review was conducted on non-performing loans (“NPLs”) that were not planned to be included in the securitization population unless they became re-performing (“RPLs”).

Compliance Reviews (2,548 Mortgage Loans in the Final Securitization Population):

From the Initial Population, AMC selected a random sample of 481 mortgage loans for review. In addition, an additional population of 694 mortgage loans were added to the Compliance Review sample which consisted of (i) 458 re-performing mortgage loans, (ii) 66 mortgage loans originated in specific states during certain time frames, (iii) 79 mortgage loans that were modified in the 13-24 months prior to the Review and (iv) 112 mortgage loans that were previously non-performing. These additions increased the total initial Compliance Review population to 1,196 mortgage loans (the “Initial Compliance Review Population”).

Based upon the review results on such mortgage loans, an additional 1,394 mortgage loans were added to the Initial Compliance Review Population. The composition of the additions was as follows: (i) 409 potential HOEPA mortgage loans, (ii) 358 California mortgage loans, (iii) 188 Texas mortgage loans, (iv) 183 New York mortgage loans, (v) 117 North Carolina mortgage loans, (vi) 40 Massachusetts mortgage loans, (vii) 35 Illinois County specific mortgage loans, (viii) 23 Arkansas mortgage loans (ix) 15 Maryland mortgage loans, (x) 15 West Virginia mortgage loans, (xi) 10 Georgia mortgage loans (xii) 1 Colorado mortgage loan and 234 mortgage loans from prior reviews. These additions increased the total mortgage loans subject to the Compliance Review to 2,824 mortgage loans which represented approximately 42.62% of the Potential Securitization Population.

After the Compliance Review was completed, 276 mortgage loans were removed from the Potential Securitization Population which reduced the Compliance Review population included in the Final Securitization Population to 2,548 mortgage loans or 38.75% of Final Securitization Population.

Title Lien Alert Reviews (1,086 Mortgage Loans in the Final Securitization Population)

During the Review, AMC ordered Title Lien Alerts on a total of 1,086 mortgage loans in the Final Securitization Population for purposes of conducting the Title Review.

Pay History Review (557 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Pay History Review on 581 mortgage loans in the Potential Securitization Population. After the Final Securitization Population was reached, 557 mortgage loans in the Final Securitization Population were subject to the Pay History Review.

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Data Integrity Review (692 Mortgage Loans in the Final Securitization Population)

During the Review, AMC conducted a Data Integrity Review on 692 mortgage loans in the Final Securitization Population.

Collection Comment Review (306 Mortgage Loans in the Final Securitization Population)

During the Review, AMC completed a Collection Comment Review on 306 mortgage loans in the Final Securitization Population.

Home Data Index Ordering

Home Data Index (“HDI”) values were ordered by the Client on all 6,576 mortgage loans in the Final Population. In addition, the Client ordered Broker Price Opinions (“BPOs”) on additional loans depending upon the results of the HDI values. AMC did not conduct a review of such information; however, results may have been included in AMC’s reports to consolidate reporting.

FINAL SECURITIZATION POPULATION

After AMC’s initial review was completed, the Client provided AMC with a list of 6,576 mortgage loans that formed the Final Securitization Population. The table below summarizes the reviews conducted by AMC. Please note that AMC does not provide any representations and/or warranties concerning the findings of third parties where AMC ordered products on behalf of the Client. AMC did not conduct a re-underwriting of results of third parties; however, AMC did include the results of such parties into its reported results to present a consolidated view of the mortgage loan in question.

Review	Reviewed Total	% of Final Securitization Population
Final Securitization Population	6,576
Compliance Population	2,548	38.75%
Title Population	1.086	16.51%
Pay History Population	557	8.47%
Data Integrity Population	692	10.52%
Collection Comment Population	306	4.65%

(3) Determination of the sample size and computation.

The Review was conducted with sample size criteria that has been communicated by the Client to AMC to be consistent with the criteria for the NRSRO(s) identified in Item 3 of this ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

Where available, AMC compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by AMC. This information may not have been available for all mortgage loans.

This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Paystring	Balloon Flag
Doc Type	Original Rate	Mod Flag	Next Rate Chg Date	SSN
Lien Position	Original P&I	Mod Date	First Pmt Chg Date
Original Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date
Property Type	Margin	Current P&I	Reset Frequency

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

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Not applicable.

(6) Value of collateral securing the assets: review and methodology.

Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):

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i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable;
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7):
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing;

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions.

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(VI) Document Review

AMC reviewed each the loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent:

  Initial application (1003);
  Sales contract;
  Hazard and/or flood insurance policies;
  Copy of note for any junior liens;
  Appraisal;
  Title/Preliminary Title;
  Initial TIL;
  Final 1003;
  Final TIL;
  HUD from sale of previous residence;
  Initial and final GFE’s;
  Changed circumstance documentation;
  Final HUD-1;
  Right of Rescission Disclosure;
  Mortgage/Deed of Trust;
  Note;
  Mortgage Insurance;
  Tangible Net Benefit Disclosure;
  Subordination Agreement;
  FACTA disclosures;
  Notice of Special Flood Hazards; and
  Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.

Data Compare

AMC captured data from PDF images of the loan file. This data was systematically compared to data points received electronically from the Client. The fields listed above were included in the comparison and any discrepancies were noted.

Payment History Review

AMC performed a review utilizing individual loan payment history reports provided by the servicer of the mortgage loans. Using the MBA methodology, AMC created a payment string using a twelve (12) month look back for each mortgage loan within the sample where data was provided.

Collection Comment Review

AMC performed a review utilizing individual loan collection comment reports provided by the servicer of the mortgage loans. During this review, AMC sought to identify certain characteristics of the mortgage loan as evidenced by communication within the servicer’s collection comments.

Title Review

AMC ordered lien alerts from a third-party vendor or third party vendors. At the request of the Client, and upon receipt of the lien reports, AMC forwarded the reports directly to the Client without review. The Client, based upon their own determinations, ordered supplemental title lien reports from additional vendor(s). The supplemental title lien alert results were provided by the Client to AMC for review.

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Summary of findings and conclusions of review

With respect to the Final Securitization Population, AMC conducted (i) a Compliance Review on 2,548 mortgage loans, (ii) a Pay History Review on 557 mortgage loans, (iii) a Data Integrity Review on 692 mortgage loans, and (iv) a Collection Comment Review on 306 mortgage loans. AMC also ordered and reviewed a lien search on 1,086 mortgage loans in the Final Securitization Population. The results of these reviews are discussed below. All grades shown below are based upon the NRSRO grading methodologies utilized by the NRSROs from Item 3.

COMPLIANCE REVIEW RESULTS SUMMARY

After review of the 2,548 mortgage loans, 2,198 (86.55%) have exceptions with 383 (15.03%) retaining rating agency grades of “C / RC” or “D / RD” and 1,815 (71.23%) retaining a grade of “B / RB”. The remaining 350 (13.74%) are rating agency grade “A / RA” with no exceptions noted.

Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which is raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

NRSRO Grade	# of Mortgage Loans	% of Mortgage Loans*
A / RA	350	13.74%
B / RB	1815	71.23%
C / RC	159	6.24%
D / RD	224	8.79%

*May not add to 100% due to rounding

DATA INTEGRITY REVIEW RESULTS SUMMARY

Of the 692 mortgage loans included within the Data Integrity population, 85 unique mortgage loans (12.28%) had data integrity variances. AMC did not include in the data variance report or the summary below the following variances: (a) data discrepancies resulting from missing documentation where an exception was noted for the mortgage loan already for such missing documentation, (b) mortgage note date differences less than one month were the disbursement date was likely reflected, and (c) borrower name differences resulting from the death of a borrower. Some variances such as street and zip code may be due to changes that occurred following origination of the mortgage loan that would not have been reflected in the file reviewed by AMC. All material tape discrepancies were cleared with a correction to the Data Tape or documentation provided to support the final tape data.

Field Name	# of Mortgage Loans	% of Mortgage Loans*
Appraised Value	25	3.61%
Amortization Type	14	2.02%
Note Date	14	2.02%
Amortization Term	13	1.88%
Contract Sales Price	13	1.88%
LTV Valuation	13	1.88%
Zip Code	6	0.87%
Number of Units	5	0.72%
Original Term	5	0.72%
Interest Only Period	3	0.43%

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Field Name	# of Mortgage Loans	% of Mortgage Loans*
First Payment Date	2	0.29%
Original Loan Amt	1	0.14%
PMI Company	1	0.14%
PMI Coverage	1	0.14%

*Some loans may appear more than once due to multiple tape discrepancies so this column may not add to a noted unique loan count.

PAY HISTORY REVIEW SUMMARY

For the 557 mortgage loans in the Pay History Review, AMC utilized individual loan pay history reports provided by the related servicer with a cut-off date of March 30, 2017 on 375 mortgage loans, February 28, 2017 on 149 mortgage loans and with respect to 33 mortgage loans with pay history reports from prior reviews, cut-off dates in 2016.

Using the MBA methodology, AMC created a pay string using a twelve (12) month look back for each mortgage loan within the review population. Within this population, 366 mortgage loans (approximately 65.71%) had no delinquencies during the look back period. The remaining 191mortgage loans (approximately 34.29%) had at least one month delinquency during the look back period. Of these mortgage loans, 9 did not have payment history information provided that matched the review period.

COLLECTION COMMENT REVIEW SUMMARY

For the Collection Comment Review, AMC utilized individual loan collection comment reports provided by the related servicer with status dates ranging from July 2015 through March 2017 as follows: (i) March 2017 – 40 mortgage loans, (ii) February 2017 – 133 mortgage loans, (iii) November 2016 – 4 mortgage loans, (iv) October 2016 – 13 mortgage loans, (v) August 2016 – 72 mortgage loans, (vi) June 2016 – 9 mortgage loans, (vii) May 2016 – 27 mortgage loans, (viii) March 2016 – 1 mortgage loan, (ix) Feb 2016 – 3 mortgage loans, (x) December 2015 – 1 mortgage loan, (xi) August 2015 – 1 mortgage loan, and (xii) July 2015 – 2 mortgage loans.

The collection comments for 303 mortgage loans were complete and 3 mortgage loans were incomplete. At the time of AMC’s review, the current status of the mortgage loans was noted as follows: 179 delinquent, 75 performing, 30 in foreclosure, 19 in bankruptcy and 3 unable to determine.

TITLE/LIEN REVIEW SUMMARY

AMC reviewed the findings in various title search reports provided by the Client to AMC in order to confirm the lien position of the related mortgage. To make a determination of lien position, AMC originally reviewed a report covering 1,086 mortgage loans which showed 521 mortgage loans were in first lien position. This review was unable to confirm the lien position on 566 mortgage loans. The Client ordered supplemental searches on the mortgage loans where lien position was unable to be determined. From those searches a total of 436 mortgage loans were confirmed to be in first lien position. For the remaining 129 mortgage loans, the Client accepted the final title policy at loan origination to be proof of a first lien position on 128 loans, 1 loan remained as unable to confirm lien position and was removed.

OTHER REVIEW RESULTS SUMMARY (EXCEPTION LISTING)

The following exceptions were noted on the mortgage loans included in the Compliance Review. Only compliance EV3s, as noted when conducting the Compliance Review (after taking into consideration statute of limitation considerations as may have been directed by the client), are listed below. Please note that an EV3 may not result in a compliance C or D grade per relevant rating agency guidelines and some mortgage loans may have multiple exceptions. Certain RESPA and application date related exceptions, based upon the time of the initial review, may have been originally considered an EV3 and are reported in the table below as such but would now be considered an EV2. Please note that one loan may have more than one exception.

Summary Exception Category	# Exceptions	% of Mortgage Loans*
(TX50(a)(6)) Texas Cash-out Loan violations	322	12.64%
Missing Final HUD-1	212	8.32%

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Note Error: Note late charge percentage exceeds maximum per state	60	2.35%
(TX50(a)(6)) AFMV value and appraisal value not provided	30	1.18%
Missing Document: Note - Subject Lien not provided	18	0.71%
(Doc Error) Security Instrument Error: Notary/Security Instrument Date was not provided	8	0.31%
(Missing Doc) Incomplete loan images/file	8	0.31%
(Doc Error) HUD Error: Disbursement date issues	6	0.24%
(Missing Data) Unable to determine if loan is a same lender refi	2	0.08%
Note not signed by borrower	1	0.04%

*% of Mortgage Loans represents the number of occurrences of an exception. A mortgage loan may be counted numerous times within an exception category as listed within this table if more than one exception on the loan would be classified under these general exception categories.

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ADDITIONAL LOAN POPULATION SUMMARY (charts may not add to 100% due to rounding)

The information reported here is as collected during the Compliance Review.

Amortization Type	Loan Count	Percentage of Loans
Fixed	2,036	79.91%
Adjustable	501	19.66%
Unknown	11	0.43%
Total	2,548	100.00%

Lien Position	Loan Count	Percentage of Loans
1	2,537	99.57%
2	1	0.04%
Unknown	10	0.39%
Total	2,548	100.00%

Loan Purpose	Loan Count	Percentage of Loans
Cash Out: Debt Consolidation	490	19.23%
Cash Out: Home Improvement/Renovation	12	0.47%
Cash Out: Other/Multi-purpose/Unknown Purpose	756	29.67%
First Time Home Purchase	229	8.99%
Other-than-first-time Home Purchase	454	17.82%
Rate/Term Refinance - Borrower Initiated	597	23.43%
Construction to Permanent	1	0.04%
Unavailable	9	0.35%
Total	2,548	100.00%

Original Term	Loan Count	Percentage of Loans
0-120 Months	1	0.04%
121-180 Months	292	11.46%
181-240 Months	73	2.86%
241-360 Months	2,169	85.13%
361+ Months	2	0.08%
Unknown	11	0.43%
Total	2,548	100.00%

Property Type	Loan Count	Percentage of Loans
Single Family Detached	1,906	74.80%
Condo, Low Rise	81	3.18%
Condo, High Rise	5	0.20%

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PUD	239	9.38%
Townhouse	19	0.75%
Single-wide Manufactured Housing	50	1.96%
1 Family Attached	30	1.18%
2 Family	131	5.14%
3 Family	21	0.82%
4 Family	12	0.47%
Other	7	0.27%
Unavailable	47	1.84%
Total	2,548	100.00%

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